SECURITIES PURCHASE AGREEMENT


     THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT") is dated as of September 9, 2000, between Brilliant Digital Entertainment, Inc., a Delaware corporation (the "COMPANY"), and eNewMedia Digital Entertainment Limited (the "PURCHASER").

     WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) and Regulation S as promulgated by the United States Securities and Exchange Commission (the "COMMISSION") under the Securities Act of 1933, as amended (the "SECURITIES ACT"); and

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to acquire from the Company, in the aggregate up to 1,130,000 shares of the Company's Common stock, par value $.001 per share (the "COMMON STOCK") for a total consideration of $4,837,500.

     NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter contained, the Company and the Purchaser hereby agree as follows:

                                   ARTICLE I

                      PURCHASE AND SALE OF THE COMMON STOCK

1.1 PURCHASE AND SALE. On the Closing Date (as defined below), subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, 1,130,000 shares of Common stock.

1.2 CLOSING. The closing of the purchase and sale of the Common stock (the "CLOSING") shall take place by transmission by facsimile and/or overnight courier, immediately following the execution hereof, or such later date or different location as the parties shall agree, but not prior to the date that the conditions set forth in Section 4.1 have been satisfied or waived by the appropriate party on or before September 20, 2000 (the "CLOSING DATE"). At the Closing, the Purchaser shall deliver, as directed by the Company, the purchase price of $4,837,500 in United States dollars in immediately available funds to an account or accounts designated in writing by the Company; the Company shall deliver to the Purchaser a certificate(s) representing 1,130,000 shares of the Common Stock; and the parties shall execute and deliver each of the documents referred to in Section 4.1.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     2.1 REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company hereby makes the following representations and warranties to the Purchaser:

     (a) ORGANIZATION AND QUALIFICATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Except as set forth on SCHEDULE 2.1(A), the Company has no subsidiaries (collectively, the "SUBSIDIARIES"). Each of the Subsidiaries (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns the majority of such entity's capital stock or holds an equivalent equity or similar interest) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.

     (b) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further action is required by the Company, its Board of Directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application, and except that rights to indemnification and contribution may be limited by federal or state securities laws or public policy relating thereto.

     (c) CAPITALIZATION. As of the date hereof, the authorized and issued capital stock of the Company and its Subsidiaries is as set forth in SCHEDULE 2.1(C). All of such outstanding shares of capital stock have been, or upon issuance will be, duly authorized and validly issued, fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the Securities Act, or pursuant to valid exemptions therefrom. Except as disclosed in SCHEDULE 2.1(C), (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens, claims or encumbrances suffered or permitted by the Company, (ii) there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, or giving any person any right to subscribe for or acquire, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any shares of capital stock of the Company or any of its Subsidiaries, (iii) there are no outstanding debt securities of the Company or any of its Subsidiaries, (iv) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings, agreements or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the shares of Common stock, and (vi) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements, or any similar plan or agreement.

     (d) AUTHORIZATION, VALIDITY AND ISSUANCE OF SHARES. The shares of Common Stock to be sold by the Company at the Closing will be validly issued, fully paid and non-assessable, free and clear of all liens, claims, encumbrances, other than liens, claims and encumbrances created by the Purchaser (collectively, "LIENS") and will not be subject to any preemptive or similar rights.

     (e) NO CONFLICTS. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company's Amended and Restated Articles of Incorporation as amended and in effect on the date hereof (the "ARTICLES OF INCORPORATION"), the Company's Bylaws, as in effect on the date hereof (the "BYLAWS"), or other organizational documents of the Company or any of its Subsidiaries, (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or constitute a breach or a default (or an event which with notice or lapse of time or both would become a default) under, or give to other Persons any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, license or instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any of its Subsidiaries is a party or by which any property or asset of the Company or any of its Subsidiaries is bound or affected or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of its Subsidiaries is subject (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries, or by which any material property or asset of the Company or any of its Subsidiaries is bound or affected which could reasonably be expected to, individually or in the aggregate, have or result in a material adverse effect on the business, operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole or impair the Company's ability to perform fully on a timely basis its obligations under this Agreement (any of such event being a "MATERIAL ADVERSE EFFECT").

     (f) CONSENTS AND APPROVALS. Except as specifically set forth on SCHEDULE 2.1(F), neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory or self regulatory agency, or other person in connection with the execution, delivery and performance by the Company of this Agreement , other than any filings, notices or registrations under applicable federal and state securities laws (together with the consents, waivers, authorizations, orders, notices and filings referred to on SCHEDULE 2.1(F), the "REQUIRED APPROVALS")

     (g) LITIGATION; PROCEEDINGS. Except as specifically set forth on SCHEDULE 2.1(G), there is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties or assets before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) or any arbitrator, which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or (ii) could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or (iii) if adversely decided, could reasonably be expected to have a Material Adverse Effect or the consummation of the transactions contemplated by this Agreement .

     (h) NO DEFAULT OR VIOLATION. Neither the Company nor any of its Subsidiaries is (i) in default under or in violation of any indenture, loan or other credit agreement or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets is bound, (ii) to its knowledge, in violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court, arbitrator or governmental authority applicable to it or any law, statute, ordinance, rule or regulation of any governmental authority to which it is subject or which violation could reasonably be expected to have a Material Adverse Effect (iii) in violation of any of the provisions of its Articles of Incorporation, Bylaws or other charter documents.

     (i) DISCLOSURE; ABSENCE OF CERTAIN CHANGES. None of this Agreement, the Schedules to this Agreement, the SEC Documents or any other written or formally presented information, financial statement, or document furnished by or on behalf of the Company in connection herewith contained, contains, or will contain at the time it was or is so furnished, any untrue statement of a material fact or omitted, omits or will omit at such time to state any material fact necessary in order to make the statements made herein and therein, in light of the circumstances under which they were made, not misleading. Except as disclosed on SCHEDULE 2.1(I) or in SEC Documents filed since March 1, 2000, (i) no event has occurred that is not reflected in the Company's financial statements which has or reasonably could be expected to have a Material Adverse Effect or (ii) which would be required to be disclosed by the Company under applicable securities laws.

     (j) PRIVATE OFFERING; SOLICITATION. The Company and, to the knowledge of the Company, all persons acting on its behalf have not (i) made, directly or indirectly, and will not make, offers or sales of any securities or solicited any offers to buy any security under circumstances that would require registration of the Common stock under the Securities Act, (ii) distributed any offering materials in connection with the offering and sale of the Common stock other than the SEC Documents, any amendments and any supplements thereto, or
(iii) solicited any offer to buy or sell the Common stock by means of any form of general solicitation or advertising (as those terms are used in Rule 502(c) of Regulation D under the Exchange Act) in a manner which would require registration under the Securities Act. In connection with the offer and sale of the Common stock, no distributor or any affiliates or any person acting on behalf of the Company or any affiliate of the Company or any distributor has engaged in any "directed selling efforts" (as such term is defined under Regulation S) nor conducted any general solicitation relating to the offer to persons residing within the United States or to "U.S. Persons" (as the term is defined under Regulation S). The offer, issuance and sale of the Common stock to the Purchaser will not be integrated with any other offer, sale and issuance of the Company's securities (past or current) in violation of the Securities Act or any regulations of any exchange or automated quotation system on which any of the securities of the Company are listed, quoted or designated or for purposes of any stockholder approval provision applicable to the Company or its securities. Subject to the accuracy and completeness of the representations and warranties of the Purchaser contained in Section 2.2 hereof, the offer, issuance and sale by the Company to the Purchaser of the Common stock is exempt from the registration requirements of the Securities Act.

     (k) SEC DOCUMENTS; FINANCIAL STATEMENTS. The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act. The Company is a "reporting issuer" as defined in Rule 902 of Regulation S. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including pursuant to Section 13, 14 or 15(d) thereof (the foregoing materials and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein being collectively referred to herein as the "SEC DOCUMENTS"), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All agreements to which the Company or any of its Subsidiaries is a party or to which the property or assets of the Company or any of its Subsidiaries are subject and which are required to be filed as exhibits to the SEC Documents have been filed as exhibits to the SEC Documents as required and neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any other party is in breach of any such agreement. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments. No other information provided by or on behalf of the Company to the Purchaser which is not included in the SEC Documents, including, without limitation, information referred to in Section 2.1(i) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are or were made, not misleading.

     (l) BROKER'S FEES. No fees or commissions or similar payments with respect to the transactions contemplated by this Agreement have been paid or will be payable by the Company to any broker, financial advisor, finder, investment banker or bank, other than as set forth in SCHEDULE 2.1(L). The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section 2.1(l) that may be due in connection with this Agreement.

     (m) FINANCIAL STATEMENTS. The Company has filed the balance sheet of the Company as of June 30, 2000 and the related statement of income, changes in stockholders' equity, and cash flow for the period then ended. Such financial statements and notes fairly present the financial condition and the results of operations, changes in stockholders' equity, and cash flow of the Company as of June 30, 2000 and for the periods referred to in such financial statements, in accordance with United States generally accepted accounting principals ("GAAP"), and the financial statements referred to in this Section reflect the consistent application of such accounting principles throughout the period involved except as may be otherwise specified in such financial statements or the notes thereto. Except as set forth on SCHEDULE 2.1(M) hereof, no financial statements of any person other than the Company are required by GAAP to be included in the consolidated financial statements of the Company.

     (n) LISTING AND MAINTENANCE REQUIREMENTS COMPLIANCE. The principal market on which the Common Stock is currently traded is the American Stock Exchange ("ASE"). Except as disclosed on SCHEDULE 2.1(N), the Company has not, since the initial listing of its Common Stock on the ASE received notice (written or oral) from the ASE to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company is not in default under or in violation of any of the listing or quotation requirements of the ASE as in effect on the date hereof and the Company is not aware of any facts which could reasonably lead to delisting or suspension of the Common Stock by the ASE. After giving effect to the transactions contemplated by this Agreement, the Company believes it will be in compliance with all such listing and maintenance requirements.

     (o) INTELLECTUAL PROPERTY RIGHTS. The Company and each of its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trademark applications, trade names and service marks, whether or not registered, and all patents, patent applications, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and intellectual property rights (collectively, "INTELLECTUAL PROPERTY RIGHTS") which are necessary for use in connection with their respective businesses as now conducted and as described in the SEC Documents. Except as set forth on Schedule 2.1(o) and except for license agreements which expired in accordance with their terms, none of the Intellectual Property Rights of the Company or any of its Subsidiaries has expired or terminated, or is expected to expire or terminate within two (2) years from the date of this Agreement. Neither the Company nor any of its Subsidiaries has received any notice (written or oral) indicating that it has infringed or is infringing on any of the Intellectual Property Rights of any other Person and, except as set forth on SCHEDULE 2.1(O), there is no claim, action or proceeding which has been made or brought or alleged against, or to the knowledge of the Company and its Subsidiaries, is being made, brought or threatened against, the Company or any of its Subsidiaries regarding the infringement of any of the Intellectual Property Rights of the Company or any of its Subsidiaries, and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing, except where any of the foregoing would not have a Material Adverse Effect. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

     (p) TAX STATUS. Except as set forth on SCHEDULE 2.1(P), the Company and each of its Subsidiaries have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations. There are no unpaid taxes in any material amount claimed to be due from the Company or any of its Subsidiaries by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     (q) REGISTRATION RIGHTS; RIGHTS OF PARTICIPATION. Except as described on
SCHEDULE 2.1(Q) hereto, (i) the Company has not granted or agreed to grant to any person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which have not been satisfied and (ii) no person, including, but not limited to, current or former stockholders of the Company, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement.

     (r) TITLE. Except as disclosed on SCHEDULE 2.1(R), the Company and each of its Subsidiaries have good and marketable title in fee simple to all real property and personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries.

     (s) PERMITS. The Company and each of its Subsidiaries possess all certificates, authorizations, licenses, easements, consents, approvals, orders and permits necessary to own, lease and operate their respective properties and to conduct their respective businesses as currently conducted except where the failure to possess such permits would not, individually or in the aggregate, have a Material Adverse Effect ("MATERIAL PERMITS"), and there is no claim, action or proceeding pending, or, to the knowledge of the Company or its Subsidiaries, threatened, relating to the revocation, modification, suspension or cancellation of any Material Permit. Neither the Company nor any of the Subsidiaries is in conflict with, in default under or in violation of any Material Permit.

     (t) INSURANCE. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.

     (u) TRANSACTIONS WITH AFFILIATES. Except as set forth on SCHEDULE 2.1(U), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real property or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any Person in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

     (v) APPLICATION TO TAKEOVER PROTECTION. None of the transactions contemplated by this Agreement will trigger any poison pill provisions of any of the Company's stockholders' rights or similar agreements.

     (w) FOREIGN CORRUPT PRACTICES. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated (or is in violation of) any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     2.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company (as to itself) as follows:

     (a) ORGANIZATION; AUTHORITY. The Purchaser is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of the Common stock has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application, and except that rights to indemnification and contribution may be limited by federal or state securities laws or public policy relating thereto.

     (b) INVESTMENT INTENT. The Purchaser is acquiring the Common stock for its own account and not with a present view for distributing or reselling the Common stock, or any part thereof or interest therein in violation of the Securities Act and has not offered or sold the

Common stock; PROVIDED, HOWEVER, that by making the representations herein, the Purchaser does not agree to hold any of the Common stock for any minimum or other specific term and reserves the right to dispose of the Common stock at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

     (c) PURCHASER STATUS. At the time the Purchaser was offered the Common stock, and at the Closing Date, (i) it was and will be an "accredited investor" as defined in Rule 501 under the Securities Act (ii) is not a U.S. Person as defined in Rule 902(k) of Regulation S of the Securities Act, and (iii) the Purchaser, either alone or together with its representatives, had and will have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common stock.

     (d) Transfer RESTRICTIONS. The offer and sale of the Common stock is intended to be exempt from registration under the Securities Act, by virtue of
Section 4(2) and Regulation S promulgated under the Securities Act. The Purchaser understands that the Common stock purchased hereunder has not been, and may never be, registered under the Securities Act; that none of the Common stock can be sold, transferred, or assigned unless it is first registered under the Securities Act and such state and other securities laws as may be applicable or in the opinion of counsel for the Company an exemption from registration under the Securities Act is available (and then the Securities may be sold, transferred, assigned only in compliance with such exemption and all applicable state and other securities laws); and that the following legends will be placed upon the certificate for the Securities:

               "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (TOGETHER WITH THE REGULATIONS PROMULGATED THEREUNDER, THE "SECURITIES ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHIN THE UNITED STATES (AS THE TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT) OR TO A U.S. PERSON (AS THAT TERM IS DEFINED IN REGULATION S) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

     (e) The document effecting this purchase and sale has been executed by the Purchaser outside the "United States" (as defined in Rule 902(l) of Regulation
S). The Purchaser is acquiring the Common stock in an "offshore transaction" (as defined in Rule 902(h) of Regulation S). The Common stock was not offered to the Purchaser in the United States and at the time of execution of this Agreement and the time of any offer to the Purchaser to purchase the Common stock hereunder, the Purchaser was physically outside of the United States.

     (f) INFORMATION. The Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Common stock which have been requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the Company.

     The Company acknowledges and agrees that the Purchaser makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                  ARTICLE III

                                OTHER AGREEMENTS

     3.1 TRANSFER RESTRICTIONS; LEGEND.

     (a) TRANSFER RESTRICTIONS. If the Purchaser should decide to dispose of the Common stock held by it, the Purchaser understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act, pursuant to an available exemption from the registration requirements of the Securities Act or Rule 144 promulgated under the Securities Act ("RULE 144") or to the Company. In connection with any transfer or disposition of any Common stock other than pursuant to an effective registration statement, Rule 144 or to the Company, the Company may require the transferor thereof to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions, to the effect that such transfer or disposition does not require registration of such transferred securities under the Securities Act; PROVIDED, HOWEVER, that if the Common stock may be sold pursuant to Rule 144(k), no written opinion of counsel shall be required from the Purchaser if such Purchaser provides reasonable assurances that such security can be sold pursuant to Rule 144(k). Notwithstanding the foregoing, the Company hereby consents to and agrees to register any transfer by any Purchaser to an Affiliate of such Purchaser, PROVIDED that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and is not a U.S. Person. Any such transferee shall also agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement. In addition, if the Purchaser provides the Company with an opinion of counsel, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Common stock may be made without registration under the Securities Act, or the Purchaser provides the Company with reasonable assurances that the Common stock can be sold pursuant to Rule 144(k), the Company shall permit the transfer. Notwithstanding the foregoing or anything else contained herein to the contrary, the Common stock may be pledged as collateral in connection with a bona fide margin account or other lending arrangement in accordance with the Securities Act.

     3.2 INTEGRATION. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Common stock in a manner that would require the registration under the Securities Act of the sale to the Purchaser of the Common stock or cause the offering of such securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

     3.3 NOTICE OF BREACHES AND VIOLATIONS; PURCHASER DEFAULT.

     (a) NOTICE OF BREACH. The Company and the Purchaser shall give prompt written notice to each other of any breach by it of any representation, warranty or other agreement contained in this Agreement, as well as any events or occurrences arising after the date hereof and prior to the Closing Date, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein to be incorrect or breached as of the Closing Date; PROVIDED such notice will not constitute material non-public information. However, no disclosure by any party pursuant to this Section 3.3 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein.

     (b) NOTICE OF VIOLATION. Notwithstanding the generality of Section 3.3(a), the Company shall promptly notify (PROVIDED such notification will not constitute material non-public information) the Purchaser of any notice or claim (written or oral) that it receives from any lender of the Company or any of its Subsidiaries to the effect that the consummation of the transactions contemplated hereby violates or would violate any written agreement or understanding between such lender and the Company or any of its Subsidiaries, and the Company shall promptly furnish by facsimile to the Purchaser a copy of any written statement in support of or relating to such claim or notice.

     3.4 USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Common stock for working capital, expansion of its business and general corporate purposes.

     3.5 COMMERCIALLY REASONABLE EFFORTS. Each of the parties hereto shall use its commercially reasonable efforts to satisfy each of the conditions to be satisfied by it as provided in Article IV of this Agreement.

                                   ARTICLE IV

                                   CONDITIONS

     4.1 CLOSING.

     (a) CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO SELL THE COMMON STOCK AT THE CLOSING. The obligation of the Company to sell the Common stock at the Closing is subject to the satisfaction or waiver (with prior written notice to the Purchaser) by the Company, on the Closing Date, of each of the following conditions:

          (i) ACCURACY OF THE PURCHASER' REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date when made (except for representations and warranties that speak as of a specific date) and as of the Closing Date; and

          (ii) PERFORMANCE BY THE PURCHASER. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date (including payment of the Purchaser's purchase price).

     (b) CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASER TO PURCHASE THE COMMON STOCK AT THE CLOSING. The obligation of the Purchaser to acquire and pay for the Common stock at the Closing is subject to the satisfaction or waiver (with prior written notice to the Company and each other Purchaser) by the Purchaser, on the Closing Date, of each of the following conditions:

          (i) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects as of the date when made (except for representations and warranties that speak as of a specific date) and as of the Closing Date;

          (ii) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date;

          (iii) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or shall be pending by or before any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement;

          (iv) REQUIRED APPROVALS. All Required Approvals shall have been obtained and copies thereof delivered to the Purchaser; and (v) RESOLUTIONS. The Board of Directors of the Company shall have adopted resolutions consistent with
Section 2.1(b) and in a form reasonably acceptable to the Purchaser (the "Resolutions").

      (c) DOCUMENTS AND CERTIFICATES. At the Closing, the Company shall have delivered to the Purchaser the following in form and substance reasonably satisfactory to the Purchaser:

          (i) OPINION. An opinion of the Company's legal counsel, substantially in the form attached hereto as EXHIBIT A, dated as of the Closing Date;

          (ii) CERTIFICATE. A certificate or certificates representing the number of shares of Common stock purchased by the Purchaser at the Closing, registered in the name of the Purchaser, in form satisfactory to the Purchaser;

          (iii) OFFICER'S CERTIFICATE. An Officer's Certificate dated the Closing Date and signed by an executive officer of the Company confirming the accuracy of the Company's representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.1 as of the Closing Date; and

          (iv) SECRETARY'S CERTIFICATE. A Secretary's Certificate dated the Closing Date and signed by the Secretary or Assistant Secretary of the Company certifying that attached thereto is a true and complete copy of the Resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and that such Resolutions have not been modified, rescinded or revoked.

                                   ARTICLE V

                                 INDEMNIFICATION

          5.1 INDEMNIFICATION.

     (a) INDEMNIFICATION. In addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Purchaser, its Affiliates and their successors and assigns (in accordance with the provisions of Section 6.4 hereof), and all of its stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, proceedings, costs (as incurred), penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including interest, penalties and attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any breach of any representation or warranty made by the Company in this Agreement, or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, or any other certificate, instrument or document contemplated hereby or thereby or (iii) any cause of action, suit or claim brought or made or threatened, other than by the Company, against such Indemnitee and arising out of or resulting from the execution, delivery, registration, performance or enforcement of this Agreement The indemnification obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliate of the Purchaser and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchaser and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchaser and any such Affiliate and any such person.The Company also agrees that neither the Purchaser nor any such Affiliates, partners, directors, agents, employees or controlling Persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of this Agreement and the Right Agreement except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence, willful misconduct or failure to comply with terms and conditions of the Agreement of the Purchaser or person in connection with the transactions contemplated by this Agreement. Notwithstanding anything to the contrary set forth herein, the Purchaser agrees to indemnify the Company for any Indemnified Losses incurred by the Company which (i) is caused by a breach by the Purchaser of any of its representations and warranties set forth in Section
2.2 hereof and (ii) results in a violation by the Company of any federal or state securities laws applicable to it. To the extent that the foregoing undertakings by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     (b) INDEMNIFICATION PAYMENTS. All fees and expenses (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such actions, causes of action, suits, claims or other proceedings in a manner not inconsistent with this Section) of the any party claiming indemnification hereunder shall be paid to such claiming party as incurred, within ten (10) business days of written notice thereof to the other party, which notice shall be delivered no more frequently than on a monthly basis (regardless of whether it is ultimately determined that a claimant is not entitled to indemnification hereunder; PROVIDED, that the reimbursing party may require such claiming party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnitee is not entitled to indemnification hereunder).

                                   ARTICLE VI

                                  MISCELLANEOUS

     6.1 ENTIRE AGREEMENT. This Agreement, , together with the Exhibits and Schedules hereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

     6.2 NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally, (ii) upon receipt, when sent by facsimile, provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party or (iii) one (1) business day after deposit with a nationally recognized overnight courier, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

           If to the Company:

                    Brilliant Digital Entertainment, Inc.
                    6355 Topanga Canyon
                    Suite 120
                    Woodland Hills, CA  91367
                    Telephone:  (818) 615-1500
                    Facsimile:  (818) 712-0810
                    Attention:  Mark Dyne

           If to the Purchaser to:

                    ENewMedia Digital Entertainment Limited
                    32/F Sunshine Plaza
                    353 Lockhart Road
                    Wanchai, Hong Kong
                    Telephone:  (852) 2594 0683
                    Facsimile:  (852) 2572 0738
                    Attention:

Each party shall provide written notice to the other parties of any change in address or facsimile number in accordance with the provisions hereof.

     6.3 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser or, in the case of a waiver, by the party against whom a waiver of any such provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     6.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

     6.5 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     6.6 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California without regard to the principles of conflicts of law thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     6.7 SURVIVAL. The representations and warranties of the Company and the Purchaser contained in Sections 2.1 and 2.2, the agreements and covenants set forth in Article III, and the indemnification provisions set forth in Article V, shall survive the Closing regardless of any investigation made by or on behalf of the Purchaser or by or on behalf of the Company, except that, in the case of representations and warranties such survival shall be limited to the period of one (1) year following the Closing Date on which they were made or deemed to have been made (other than with respect to any claim by a third party against the party to this Agreement who seeks to assert a claim based on such representations and warranties).

     6.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that both parties need not sign the same counterpart.

     6.9 SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     6.10 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     6.11 FEES AND EXPENSES. Each party shall pay the reasonable fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Common stock pursuant hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.


                                  BRILLIANT DIGITAL ENTERTAINMENT, INC.



                                  By:__________________________________
                                  Name:
                                  Title:

                                  ENEWMEDIA DIGITAL ENTERTAINMENT LIMITED



                                  By:__________________________________
                                  Name:
                                  Title:

                                                                    Exhibit A


                            [Company's Legal Opinion]